                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material under Section 240.14a-12

                               USDATA Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)   Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------

         2)   Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------

         4)   Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------

         5)   Total fee paid:

              ------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:

         2)   Form, Schedule or Registration Statement No.:

         3)    Filing Party:

         4)    Date Filed:

                                (USDATA LOGO(R))
                                 www.usdata.com
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               -- MAY 22, 2003 --

Dear Stockholder:

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders of USDATA Corporation, a Delaware corporation (the "Company" or "USDATA"), will be held on Thursday, May 22, 2003, at 10:00 a.m. local time, at our headquarters located at 2435 North Central Expressway, Richardson, TX 75080-2759 (the "Annual Meeting"). A list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, during ordinary business hours, beginning on April 7, 2003 and continuing through the Annual Meeting. You will find directions to the Annual Meeting on our web site at www.usdata.com.

Holders of USDATA's common stock and preferred stock of record at the close of business on April 7, 2003 are entitled to receive this notice and to vote at this meeting or any adjournments that may take place. At the Annual Meeting, you will be asked to:

o  Elect five directors to serve until the 2004 Annual Meeting;

o Vote on a proposal to amend the Company's Certificate of Incorporation to increase the total number of authorized shares of each of the Series C-1 Preferred Stock and Series C-2 Preferred Stock from 125,000 to 225,000; and

o  Attend to any other business properly presented at the meeting.

We also will report on USDATA's 2002 business results and other matters of interest to our stockholders. You will have an opportunity at the meeting to ask questions, make comments and meet our management team.

All stockholders are cordially invited to attend the meeting. No admission tickets are required. Whether or not you expect to attend the meeting, please complete, date and sign the accompanying proxy card and return it promptly in the enclosed envelope. This will ensure representation of your shares in the event you are unable to attend the meeting. You may revoke your proxy and vote in person at the meeting if you so desire.

This proxy statement, accompanying proxy card and 2002 Annual Report on Form 10-K are being mailed to stockholders beginning on or about April 30, 2003 in connection with the solicitation of proxies by the Board of Directors of USDATA Corporation.

Please contact Jennifer P. Dooley, Vice President and Chief Financial Officer, at (972) 680-9700 with any questions or concerns.

Sincerely,


James E. Fleet
Interim President and Chief Executive Officer
April 30, 2003


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


                               USDATA CORPORATION
                          2435 NORTH CENTRAL EXPRESSWAY
                          RICHARDSON, TEXAS 75080-2759

                                 PROXY STATEMENT

         2003 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2003

This proxy statement is furnished in connection with the solicitation of proxies from the holders of USDATA Corporation common stock and preferred stock by the Board of Directors for use at the 2003 annual meeting (the "Annual Meeting"). This proxy statement and accompanying form of proxy are first being mailed to our stockholders on or about April 30, 2003.

TIME AND PLACE; PURPOSE

The Annual Meeting will be held at USDATA's corporate offices, 2435 North Central Expressway, Richardson, Texas 75080-2759. At the meeting, you will be asked to vote upon: (1) the election of five directors to serve until the 2004 annual meeting, (2) the proposed amendment to the Company's Certificate of Incorporation to increase the total number of authorized shares of each of the Series C-1 Preferred Stock and Series C-2 Preferred Stock from 125,000 to 225,000, and (3) such other matters as may properly come before the meeting.

VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL

The Board of Directors (the "Board") has fixed the close of business on April 7, 2003 as the record date for the Annual Meeting. Only holders of record of shares of USDATA's common stock and preferred stock on the record date are entitled to notice of and to vote at the meeting. On the record date, there were: 3,708,518 shares of USDATA common stock; 50,000 shares of USDATA Series A Preferred Stock; 281,800 shares of USDATA Series B Preferred Stock; and 112,500 shares of USDATA Series C Preferred Stock (collectively the "Preferred Stock") outstanding and entitled to vote at the meeting.

Each holder of record of USDATA common stock as of the record date is entitled to cast one vote per share. The holders of Preferred Stock as of the record date are entitled to cast one vote per share of common stock that may be received upon conversion of their Preferred Stock to common stock and for which the holders of those shares are entitled to vote with the holders of common stock as a single class on all matters submitted to our stockholders. As of the record date, the Preferred Stock was convertible into 3,705,100 shares of common stock, including accrued dividends. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of USDATA common stock and Preferred Stock entitled to vote is necessary to constitute a quorum at the meeting. A properly executed proxy marked "ABSTAIN," although counted for purposes of determining whether there is a quorum and for purposes of determining the aggregate number of shares represented and entitled to vote at the meeting, will have no effect on the vote. In addition, where brokers are prohibited from exercising discretionary authority in voting shares for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in vote totals, but will be counted for purposes of determining whether there is a quorum at the Annual Meeting.

All shares of USDATA common stock and Preferred Stock represented by properly executed proxies received prior to or at the meeting and not revoked will be voted in accordance with the instructions indicated in the proxies. If no instructions are indicated on a properly executed and timely returned proxy, the persons named in the proxy will vote the shares FOR election of the five nominees of the Board of Directors and WILL NOT VOTE on the proposal to amend the


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


Company's Certificate of Incorporation. If you decide to attend the Annual Meeting, you can vote your shares in person, even if you have already returned your proxy.

The Board is not currently aware of any business to be acted upon at the meeting other than as described in this proxy statement. If, however, other matters are properly brought before the meeting, or any adjournments or postponements of the meeting, the persons appointed as proxies will have discretion to vote or act on such matters according to their best judgment.

You may revoke your proxy at any time prior to its use by delivering or mailing in sufficient time to be received prior to the meeting a signed notice of revocation or a later-dated signed proxy to the Chief Financial Officer of USDATA, at the address listed on the notice of annual meeting of stockholders, or by attending the meeting and voting in person. Attendance at the meeting will not in itself constitute the revocation of a proxy.

USDATA will pay the cost of solicitation of proxies. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to beneficial owners, and USDATA will, upon request, reimburse them for their reasonable expenses in so doing. To the extent necessary to ensure sufficient representation at the meeting, USDATA may request, in person, by telephone or telecopy, the return of proxy cards. Such solicitation may be made by USDATA's directors, officers or regular employees. USDATA also may employ an outside firm to assist in the solicitation of proxies, and the cost for such services would be paid by USDATA.


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


                              QUESTIONS AND ANSWERS


Q:   WHAT MAY I VOTE ON?
A: You may vote on the election of five directors who have been nominated to serve on our Board and on the proposal to amend the Company's Certificate of Incorporation.

Q:   HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?
A: The Board recommends a vote FOR each Board nominee and FOR the adoption of the amendment to the Company's Certificate of Incorporation.

Q:   HOW DO I VOTE?
A: There are three ways you can vote as follows: (1) Sign and date each proxy card you receive, mark the boxes indicating how you wish to vote, and return the proxy card in the prepaid envelope provided; (2) Use the Internet to vote your proxy. Have your proxy card in hand when you access the following web site: http://www.eproxy.com/usdc. You will be prompted to enter the control number that is printed on your proxy card to create and submit an electronic ballot; or (3) Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the control number that is printed on your proxy card and then follow the directions given.

     If you sign your proxy card but do not mark any boxes showing how you wish to vote, your shares will be voted as recommended by the Board.

     Your proxy may be revoked by: (a) providing notice in writing to Jennifer
     P. Dooley, our Vice President and Chief Financial Officer, at any time, or
     (b) by advising Ms. Dooley at the Annual Meeting that you wish to revoke your proxy and vote your shares in person. Your attendance at the meeting will not constitute an automatic revocation of the proxy.

Q:   WHAT IF I HOLD MY USDATA SHARES IN A BROKERAGE ACCOUNT?
A: If you hold your USDATA shares through a broker, bank or other nominee, you will receive a voting instruction form directly from them describing how to vote your shares. This form will, in most cases, offer you the following voting options:

     1. by telephone,
     2. via the Internet, or
     3. by returning the form to your broker.

Q:   WHAT IF I WANT TO CHANGE MY VOTE?
A: You may change your vote at any time before the Annual Meeting by any of the following methods:

     1. notifying Jennifer P. Dooley, our Vice President and Chief Financial Officer, in writing,
     2. voting in person at the meeting, or
     3. submitting a proxy card with a later date.

     If you hold your shares through a broker, bank or other nominee and wish to vote at the meeting, you must obtain a legal proxy from that nominee authorizing you to vote at the Annual Meeting. We will be unable to accept a vote from you at the meeting without that form. If you hold your shares directly and wish to vote at the Annual Meeting, no additional forms will be required.

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


Q:   HOW WILL DIRECTORS BE ELECTED?
A: The five nominees receiving the highest number of affirmative votes at a meeting of the stockholders at which a quorum is present will be elected as directors.

Q: WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF EACH OF THE SERIES C-1 PREFERRED STOCK AND THE SERIES C-2 PREFERRED STOCK FROM 125,000 TO 225,000?
A: To approve the proposal to amend our Certificate of Incorporation to increase the number of authorized shares of each of the Series C-1 Preferred Stock and the Series C-2 Preferred Stock from 125,000 to 225,000, a quorum must be present and voting on the proposal and the holders of a majority of all of our outstanding common stock must be in favor of the proposal. In addition, holders of a majority of the outstanding shares of Preferred Stock, each voting as a separate class, must vote in favor of the proposal.

Q:   WHO WILL COUNT THE VOTES?

A: A representative from our transfer agent, Mellon Investor Services, will count the votes and act as the inspector of elections.

Q:   WHAT IS A QUORUM?
A: A quorum is a majority of the outstanding shares entitled to be cast on a matter. The shares may be represented at the meeting either in person or by proxy. To hold the meeting, there must be a quorum present.

Q:   WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?
A: Your shares may be registered differently or may be in more than one account. We encourage you to have all accounts registered in the same name and address (whenever possible). You may obtain information about how to do this by contacting our transfer agent at:

         Mellon Investor Services
         85 Challenger Road
         Ridgefield Park, NJ 07660
         toll-free telephone 800-635-9270

     If you provide Mellon Investor Services with photocopies of the proxy cards that you receive or with the account numbers that appear on each proxy card, it will be easier for Mellon Investor Services to combine your accounts.

     You also can find information on transferring shares and other useful stockholder information on their web site at www.melloninvestor.com.

Q:   WHAT IS THE EFFECT IF I ABSTAIN OR FAIL TO GIVE INSTRUCTIONS TO MY BROKER?
A: If you submit a properly executed proxy, your shares will be counted as part of the quorum even if you abstain from voting or withhold your vote for a particular director.

     Broker non-votes also are counted as part of the quorum. A broker non-vote occurs when banks, brokers or other nominees holding shares on behalf of a stockholder do not receive voting instructions from the stockholder by a specified date before the meeting. In this event, banks, brokers and other nominees may vote those shares on matters deemed routine. The election of directors is considered a routine matter. The proposal to amend our Certificate of Incorporation is considered a non-routine matter. Therefore, banks,


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


     brokers or other nominees will not be able to vote on this matter without instructions from the stockholder. This will result in a "broker non-vote" on these matters equal to the number of shares for which the brokers do not receive specific voting instructions.

     Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders and have the effect of negative votes. A "withheld" vote is treated the same as an abstention. Broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Q:   WHO CAN ATTEND THE MEETING?
A: All stockholders are encouraged to attend the meeting. Admission tickets are not required.

Q:   WHAT IS A STOCKHOLDER PROPOSAL?
A: A stockholder proposal is your recommendation or requirement that we, or our board of directors take action on a matter that you intend to present at a meeting of stockholders. However, under the proxy rules we have the ability to exclude certain matters proposed, including those that deal with matters relating to our ordinary business operations.

Q:   CAN ANYONE SUBMIT A STOCKHOLDER PROPOSAL?
A: To be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1%, of our common stock for at least one year by the date you submit your proposal. You also must continue to hold those securities through the date of the meeting.

Q: IF I WISH TO SUBMIT A STOCKHOLDER PROPOSAL FOR THE ANNUAL MEETING IN 2004, WHAT ACTION MUST I TAKE?
A: If you wish us to consider including a stockholder proposal in the proxy statement for the annual meeting in 2004, you must submit the proposal, in writing, so that we receive it no later than January 23, 2004. The proposal must meet the requirements established by the Securities and Exchange Commission. Send your proposal to:

         Jennifer P. Dooley
         Chief Financial Officer
         USDATA Corporation
         2435 North Central Expressway
         Richardson, TX 75080-2759

     As to any proposal presented by a stockholder at the annual meeting that has not been included in the proxy statement, management proxies will be allowed to use their discretionary voting authority unless we receive notice of such proposal no later than March 15, 2004.

Q:   WHO ARE USDATA'S LARGEST STOCKHOLDERS?
A: As of April 7, 2003, SCP Private Equity Partners II, L.P. ("SCP") beneficially owns 78.2%, Technology Leaders I L.P. beneficially owns 4.0%, Technology Leaders II L.P. beneficially owns 4.0%, and our directors and executive officers as a group beneficially own 0.60%, of our common stock. At April 7, 2003, no other stockholder owned more than 5% of our common stock (on an as-converted basis).


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



================================================================================
                              ELECTION OF DIRECTORS
================================================================================

Directors are elected annually and serve a one-year term. There are five nominees for election this year. Each nominee is currently serving as a director and has consented to serve until the next annual meeting if elected, and until his successor is elected and qualified. You will find detailed information on each nominee below. If any director is unable to stand for re-election after distribution of this proxy statement, the Board may reduce its size or designate a substitute. If the Board designates a substitute, proxies voting on the original director candidate will be cast for the substituted candidate. Under the terms of an investors' rights agreement we entered into with certain of our stockholders, the holders of the Series C Preferred Stock may nominate one director to the Board. The holders of the Series C Preferred Stock have nominated Mr. Churchill pursuant to these terms. Information concerning the nominees for election as directors is presented below. Each nominee has consented to being named and, if elected, to serve as a director.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH NOMINEE. THE FIVE NOMINEES WHO RECEIVE THE HIGHEST NUMBER OF AFFIRMATIVE VOTES WILL BE ELECTED AS DIRECTORS.

                                                                                                           SERVED AS
       NAME OF DIRECTOR          AGE                      INFORMATION ABOUT DIRECTOR                     DIRECTOR SINCE
YARON EITAN                     47      Mr. Eitan is a partner at SCP Private Equity Partners, joining        2002
                                        it with fifteen years experience in building a number of high tech companies.  Mr. Eitan is co-founder, President and Chief
                                        Executive Officer of Selway Partners, LLC, a portfolio company of SCP Private Equity Partners.  Mr. Eitan was elected to
                                        serve as the Company's Chairman in October 2002 and is also
                                        Chairman of a number of other companies including Test
                                        University, Inc, DVTel, Inc., Regenative, Inc., Insci Corp and
                                        Econium, Inc.  Mr. Eitan is a director of these companies and of Magnolia Broadband. Inc.  Between 1994 and 1998, Mr. Eitan
                                        was founderand/or Chairman of Geotek Communications Inc, Bogen
                                        Communications, Inc. and Reshef Technologies LTD.  Mr. Eitan
                                        is a member of our Audit and Compensation Committees.

RANDY T. ILLIG                  41      Mr. Illig founded Visalign, LLC in 1990 and served as                 2002
                                        President and Chief Executive Officer from 1990 to 2001. As
                                        Chief Executive Officer at Visalign, Mr. Illig managed a $43 million web business with more than 500 consultants.  Prior to founding Visalign, Mr. Illig gained over 9 years experience in new business development, financial management, and executive leadership.  From 1987 to 1990, Mr. Illig held the position of
                                        General Manager for DSCC, a $200 million dollar systems
                                        integration firm.  From 1986 to 1987, Mr. Illig was Region
                                        Manager for MBI Business Centers, and from 1984 to 1986 he held the position of Major Account Sales Manager for MBI.  Mr.
                                        Illig is a director of Renenative, Inc. and Econium, Inc.  Mr.
                                        Illig is a member of our Audit Committee.

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



WINSTON J. CHURCHILL            62      Mr. Churchill has been Managing General Partner of SCP Private        2000
                                        Equity Partners since its inception, and has over 25 years of experience in private equity investment.  Mr. Churchill
                                        founded Churchill Investment Partners, Inc. in 1989 and CIP
                                        Capital, L.P., a venture capital fund, in 1990.  Prior to
                                        that, Mr. Churchill was a Managing General Partner of a
                                        private investment firm that specialized in leveraged buyouts on behalf of Bessemer Securities Corporation.  Mr. Churchill is a director of a number of companies, both public and
                                        private, including Amkor Technology, Inc. and Innovative Solutions and Support, Inc. Mr. Churchill has served  on our board since
                                        October 2000 and is a member of our Compensation Committee.

JAMES W. DIXON                  56      Mr. Dixon serves as Chief Executive Officer of Project                1994
                                        Leadership Associates, a consolidation of mid sized network integration companies specializing in network integration, software development, management consulting, network security, and level one and two support services.  Prior to that, Mr.
                                        Dixon served as Chief Executive Officer of Broadreach
                                        Consulting, Inc., an internet professional services company, from 1997 to 2002.  From 1987 to 1996, Mr. Dixon served as
                                        Chief Executive Officer and Chairman of CompuCom Systems,
                                        Inc., a provider of technology management services and
                                        information technology products. Mr. Dixon is a director of
                                        AER Energy, Inc.  Mr. Dixon serves on our Audit Committee.

JAMES E. FLEET                  41      Mr. Fleet is the Company's Interim President and Chief                2002
                                        Executive Officer and is with Phoenix Management Services,
                                        Inc. ("Phoenix"), an operational turnaround and strategic
                                        consulting firm.  Mr. Fleet has worked with Phoenix since 2000 as a Vice-President and has fifteen years of executive
                                        experience in operational and general management capacities in both private and consulting capacities.  Prior to joining
                                        Phoenix, Mr. Fleet spent considerable time in the
                                        manufacturing, advertising and distribution sectors in varied roles such as Vice-President of Sales and Marketing, Chief
                                        Operating Officer, Chief Executive Officer and President.  Mr.
                                        Fleet is active in the Turnaround Management Association and the Association for Corporate Growth.



                                       8
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

================================================================================
                      PROPOSAL TO AMEND OUR CERTIFICATE OF
               INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
           SHARES OF EACH OF THE SERIES C-1 PREFERRED STOCK AND SERIES
                   C-2 PREFERRED STOCK FROM 125,000 TO 225,000
================================================================================


The Board recommends that the stockholders approve the following resolutions:

         RESOLVED, that the proposal of the board of directors to amend the certificate of incorporation to increase the number of shares of authorized preferred stock for each of the Series C-1 Preferred Stock and Series C-2 Preferred Stock from 125,000 to 225,000 is hereby approved and adopted; and it is further RESOLVED, that at any time prior to the filing of the amendment to the certificate of incorporation with the Secretary of State of the State of Delaware, the board of directors is authorized and empowered to abandon such amendment without further action by the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

Approval of this amendment requires the vote of a majority of our outstanding voting securities cast at a meeting at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy, and voting on the amendment. In addition, approval of the amendment requires the vote of the holders of a majority of the outstanding shares of: (a) the Series A Preferred Stock, (b) the Series B Preferred Stock and (c) a majority of the outstanding shares of the Series C-1 Preferred Stock and Series C-2 Preferred Stock voting together as a single class. The Board believes that SCP intends to vote its shares in favor of the proposal. In this event, the proposal will be assured passage based on the ownership of this entity. If the proposal is approved, the first paragraph of Article IV of the certificate of incorporation will be replaced with the following:

         "ARTICLE IV: The Corporation shall be authorized to issue 42,400,000 shares which are divided into two classes consisting of (a) 40,000,000 shares of Common Stock, par value $.01 per share, and (b) 2,400,000 shares of Preferred Stock, par value $.01 per share."

The remainder of Article IV will not be amended and will remain unchanged in its entirety.

BACKGROUND. Our certificate of incorporation currently provides that 2,200,000 shares of preferred stock are authorized to be issued. The Board has unanimously approved and adopted, subject to stockholder approval, an amendment to the Certificate of Incorporation that increases the number of shares of preferred stock authorized to be issued from 2,200,000 shares to 2,400,000 shares. As of April 7, 2003, there were 444,300 outstanding shares of preferred stock and warrants to purchase 109,875 shares of Series C Preferred Stock .

PURPOSE. The authorization of an additional 100,000 shares of Series C-1 Preferred Stock and 100,000 shares of Series C-2 Preferred Stock as contemplated by the proposal would give the Company the ability to reserve from the authorized Series C-1 Preferred Stock and Series C-2 Preferred Stock, sufficient shares to satisfy the accrued dividends payable to the holders of the Series C-1 Preferred Stock and Series C-2 Preferred Stock on the current outstanding shares of Series C-1 Preferred Stock and Series C-2 Preferred Stock, as well as allow for potential future investment in the Series C-1 or Series C-2 Preferred Stock.


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


                            COMPENSATION OF DIRECTORS

Annual and Meeting Attendance Fees. Our directors are reimbursed for attendance at our board and annual stockholder meetings. Directors who are not executive officers of SCP or our employees are reimbursed for travel expenses incurred in connection with attending Board meetings or other business but do not receive compensation for serving as directors.

Stock Options. Directors who are not employees of us, or any of our subsidiaries receive:

     o options to purchase 4,000 shares of our common stock upon initial election to the Board, vesting 25% each year starting on the first anniversary of the grant date, and

     o annual service grants of 1,000 shares of our common stock, fully vested as of the grant date.

Directors' options have an eight-year term. The exercise price is equal to the closing price of a share of our common stock on the grant date.

Upon initial election to the Board, Mr. Eitan and Mr. Illig were each granted options to purchase 4,000 shares of our common stock at an exercise price of $0.55 per share. Upon re-election to our board on May 28, 2002, Mr. Churchill and Mr. Dixon were each granted options to purchase 1,000 shares of our common stock at an exercise price of $1.25 per share.

                      COMMITTEES OF THE BOARD OF DIRECTORS

The Board held 7 meetings in 2002, and has established two committees; the Audit Committee and Compensation Committee. Each director attended at least 75% of the total number of meetings of the Board and committees of which he was a member during the period in which he served as a director. Information regarding each committee is set forth below.

Audit Committee. The Audit Committee, pursuant to a written charter adopted by the Board, as amended and restated and attached as Appendix A to this proxy statement, recommends our independent accountants, discusses the scope and results of our audit with the independent accountants, reviews with management and the independent accountants our interim and year-end operating results, considers the adequacy of our internal accounting controls and audit procedures, and reviews the non-audit services to be performed by the independent accountants. During 2002, the Audit Committee met 3 times.

Under the NASDAQ SmallCap Marketplace Rule 4350, the Company's Audit Committee must be comprised of at least three members comprised solely of independent directors, each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or here appointment to the audit committee. Under exceptional and limited circumstances, one director who is not independent and is not a current employee of the Company, may be appointed to the audit committee if the Board determines under exceptional and limited circumstances that such director's participation on the audit committee is in the best interests of the Company. On December 2, 2002, Mr. Arthur Spector resigned as member of the Board and Audit Committee of the Company. The Board has determined that it is in the Company's best interests for Yaron Eitan, a member of the Board since October 1, 2002, to replace Mr. Spector as a member of the Audit Committee even though he does not meet the requirement as an independent director of the Board. Mr. Eitan is a partner at SCP Private Equity Partners, the Company's largest stockholder. Mr. Eitan has extensive experience in financial matters and has served on the board of directors of numerous companies over the past fifteen years. The Board believes that Mr. Eitan, will


                                       10
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


demonstrate an independent prospective in all matters of the Audit Committee. The Board also believes that Mr. Eitan's educational background and business experience will provide valuable insights to the management of the Audit Committee and believes that he will fully work in the best interests of the Company as a member of the Audit Committee. While recognizing the achievements and benefits Mr. Eitan can provide to the Company's Audit Committee, the Company believes it will replace Mr. Eitan on the Audit Committee within the next two years in favor of an independent member.

Compensation Committee. The Compensation Committee reviews and recommends compensation arrangements for senior management, including salaries, cash incentives and option grants and administers our equity compensation plan. During 2002, the Compensation Committee met 1 time.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee is composed of three directors, two of whom are outside directors and one member who is not independent, and operates under a written charter adopted by the Board of Directors according to the rules and regulations of the Securities and Exchange Commission and the Nasdaq SmallCap Market. The Amended and Restated Audit Committee charter is attached as Appendix A. The Audit Committee members are Mr. Eitan, Mr. Dixon and Mr. Illig. Mr. Eitan serves as Chairperson of the Audit Committee. The Board of Directors believes that Mr. Dixon and Mr. Illig are independent as defined by the Nasdaq SmallCap Marketplace Rule 4350.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2002, which include our consolidated balance sheets as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholders' equity (deficit) and comprehensive loss and cash flows for each of the years in the three year period ended December 31, 2002, and the notes thereto.

The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall the information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review With Management

The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions With Independent Accountants

The Audit Committee held 3 meetings in conjunction with the full board during our fiscal year ended December 31, 2002. The Audit Committee has discussed with KPMG LLP, our independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) that includes, among other items, matters related to the conduct of the audit of our financial statements.

The Audit Committee has also received written disclosures and the letter from KPMG LLP required by Independent Standards Board Standard No. 1 (that relates to the accountant's independence from us and our related entities) and has discussed with KPMG LLP their independence.


                                       11
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


Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

Fees Billed by Independent Auditors

The fees we incurred from our principal auditor for the fiscal years ended December 31, 2002 and December 31, 2001, respectively, are comprised of the following: $80,500 and $66,000 for the annual audits, $19,500 and $19,500 for quarterly reviews, $8,500 and $9,500 for review of the federal income tax return and $11,500 for the audit of our 401k Plan for the fiscal year ended December 31, 2000.

SUBMITTED BY THE AUDIT COMMITTEE OF USDATA CORPORATION

Yaron Eitan, Chairperson
James W. Dixon
Randy Illig

March 24, 2003


                                       12
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


                        EXECUTIVE OFFICERS OF THE COMPANY

NAME                                             AGE                         POSITION
----                                             ---                         --------
James E. Fleet                                   41                          Interim President and Chief Executive
                                                                             Officer

Jennifer P. Dooley                               36                          Vice-President and Chief Financial
                                                                             Officer

Deborah K. Blackstone                            49                          Vice-President of Operations

Timothy G. Davis                                 38                          Vice-President Marketing and Product
                                                                             Development

James E. Fleet - Mr. Fleet's employment background is described above under Election of Directors.

Jennifer P. Dooley - Ms. Dooley joined USDATA in March 1999 as Corporate Controller and has served as the Company's Vice President of Finance and Chief Financial Officer since January 2002. Prior to joining USDATA, Ms. Dooley served as financial reporting manager at Blockbuster Inc., a Viacom, Inc. subsidiary. Prior to that, Ms. Dooley served as accounting manager for Xanser Corporation, formerly Kaneb Services, Inc., an international services corporation specializing in pipeline transportation, industrial field services and technology-based services. Ms. Dooley has over twelve years experience in corporate and public accounting and has gained extensive experience in financial accounting including SEC compliance reporting. Ms. Dooley is a Certified Public Accountant and holds a bachelor of business administration degree with a concentration in accounting from Eastern New Mexico University.

Deborah K. Blackstone - Ms. Blackstone joined USDATA in 1990 and has held various positions before being promoted to Vice President of Operations, including management roles in sales, finance and operations. Ms. Blackstone is responsible for USDATA's business systems, customer support, information technology, product manufacturing and legal administration. Prior to joining USDATA, Ms. Blackstone served as operations manager for Idea, Inc. and as sales manager for Radcal Corporation. Ms. Blackstone holds a bachelor of science degree in business administration from the University of Texas at Dallas and a master of business administration, also from the University of Texas at Dallas.

Timothy G. Davis - Mr. Davis joined USDATA in 1992 and has held a variety of positions before being promoted to Vice President Marketing and Development, including director of product marketing, product marketing manager, branch sales manager and sales engineer. Prior to joining USDATA, Mr. Davis spent five years in software development positions at Trinity Consultants and TU Electric. Mr. Davis holds a master of business administration degree from Southern Methodist University, Dallas, a master of computer science degree from University of Texas at Arlington and a bachelor of science degree in nuclear engineering from Purdue University.


                                       13
(USDATA LOGO(R))

================================================================================
                STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                       AND CERTAIN OTHER BENEFICIAL OWNERS
                               AS OF APRIL 7, 2003
================================================================================

The following table sets forth the beneficial ownership of our common stock by each person known to us to beneficially own 5% or more of our common stock, each of our directors and nominees, each of our executive officers and each of our directors and executive officers as a group. The calculation of the percentage of our common stock beneficially owned as of April 7, 2003 is based on 3,708,518 shares of common stock issued and outstanding as of that date, plus 3,705,100 shares of common stock that may be received by the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (all of which includes accrued dividends) upon conversion to common stock and for which the holders of those shares are entitled to vote with the holders of common stock as a single class on all matters submitted to our stockholders. Share amounts have been adjusted to reflect the one-for-five reverse stock split effective August 21, 2001.

                              Shares of              Shares of            Shares of           Shares of
                              Common Stock    % of   Series A    % of     Series B   % of     Series C    % of
                              Beneficially   Voting  Preferred   Voting   Preferred  Voting   Preferred   Voting
Name                          Owned           Class    Stock     Class    Stock      Class    Stock       Class
---------------------------  -------------   ------  ---------   ------   ---------  ------   ---------   ------
SCP Private Equity            7,384,250(1)    78.2%    50,000     100.0%    265,000    94.0%    112,500    100.0%
Partners II, L.P.
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA  19087

Yaron Eitan                           0          *

Winston J. Churchill                 (2)         *

James W. Dixon                       (3)         *

Randy T. Illig                        0          *

James E. Fleet                        0          *

Jennifer P. Dooley                   (4)         *

Deborah K. Blackstone                (5)         *

Timothy G. Davis                     (6)         *

Executive officers and
directors as a group                 (7)      0.60%
(8 persons)

* Less than 1% of outstanding shares of common stock

Each individual has the sole power to vote and to dispose of the shares (other than shares held jointly with spouse) except as follows:

(1) Includes 277,032 shares that may be acquired upon conversion of 50,000 shares of Series A Preferred Stock (100% of that class), 1,022,462 shares that may be acquired upon conversion of 265,000 shares of Series B Preferred Stock (94% of that class) and 2,348,142 shares that may be acquired upon conversion of 112,500 shares of Series C-1 Preferred Stock (100% of that class). Also includes 2,087,500 shares that may be acquired upon conversion of 104,375 shares of Series C-2 Preferred Stock pursuant to currently exercisable warrants to purchase 104,375 shares of Series C-2 Preferred Stock.

                                       14
(USDATA LOGO(R))

(2) Includes options to purchase 3,000 shares of common stock that are exercisable within 60 days.

(3) Includes options to purchase 7,950 shares of common stock that are exercisable within 60 days.

(4) Includes options to purchase 6,125 shares of common stock that are exercisable within 60 days.

(5) Includes options to purchase 5,150 shares of common stock that are exercisable within 60 days.

(6) Includes options to purchase 22,081 shares of common stock that are exercisable within 60 days.

(7) Includes options to purchase 44,306 shares of common stock that are exercisable within 60 days.


                                       15
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


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, directors, officers and certain beneficial owners of the Company's equity securities are required to file reports of their transactions in the Company's equity securities with the Securities and Exchange Commission on specified due dates. The Company did not file the Initial Statement of Beneficial Ownership on Form 3 for Mr. Eitan, Mr. Illig and Mr. Fleet in 2002. The Company did report their ownership on the Annual Statement of Beneficial Ownership on Form 5. The Annual Statement of Beneficial Ownership on Form 5 for Ms. Blackstone, Mr. Churchill, Mr. Davis, Ms. Dooley, Mr. Fleet and Mr. Illig were filed on March 6, 2003 and the Form 5 filings for Mr. Dixon and Mr. Eitan were filed on March 12, 2003. The Annual Statements of Beneficial Ownership should have been filed by February 15, 2003. In making this statement, the Company has relied on the written representations of its directors, officers and five percent (5%) stockholders and copies of the reports that they filed with the Securities and Exchange Commission.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

All decisions regarding the current annual compensation of the executive officers were made by the Compensation Committee of the board of directors during a meeting held on March 4, 2002. The Compensation Committee is comprised entirely of non-employee members of the board of directors.


                                       16
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


                             STOCK PERFORMANCE GRAPH


The following graph compares the cumulative total return on our common stock for the period from December 31, 1997, through December 31, 2002, with the cumulative total return on the Nasdaq Index and the peer group index for the same period.

                              (PERFORMANCE GRAPH)


                        Dec-97   Dec-98     Dec-99     Dec-00   Dec-01   Dec-02
                        ------   ------     ------     ------   ------   ------

USDC stock price        $23.13   $ 9.38     $69.38     $ 2.81   $ 1.40   $ 0.74
shares                       1        1          1          1        1        1
                        ------   ------     ------     ------   ------   ------
Dollar value            $23.13   $ 9.38     $69.38     $ 2.81   $ 1.40   $ 0.74
NASDAQ                     100      141        249        156      125       87
SIC 737                    100      169        324        172      140       92
                        ------   ------     ------     ------   ------   ------


                        Dec-97    Dec-98   Dec-99     Dec-00     Dec-01   Dec-02
                        ------    ------   ------     ------     ------   ------
USDATA                     100        41      300         12          6        3
Nasdaq                     100       141      249        156        125       87
Peer Group                 100       169      324        172        140       92
                        ------    ------   ------     ------     ------   ------




1. The peer group consists of SIC Code 737-- computer programming and data processing services.

2. We have historically reinvested earnings in the growth of our business and have not paid cash dividends on our common stock.

3.   Assumes an investment of $100 on December 31, 1997.


                                       17
(USDATA LOGO(R))

================================================================================
                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION
================================================================================

                             COMPENSATION PHILOSOPHY

Our mission is to succeed in a highly competitive business and achieve maximum returns for our stockholders by providing industrial automation software tools, applications and consulting services designed to provide businesses with the knowledge and control needed to perfect the products they produce and the processes they manage.

Our philosophy is to align the compensation of senior management and other employees with that mission and the long-term interests of our stockholders. This philosophy also helps us to:

     o    attract and retain outstanding executives,

     o promote among our executives the economic benefits of stock ownership, and

     o motivate and reward executives who, by their hard work, loyalty and exceptional service, make contributions of special importance to the success of our business.

                             COMPENSATION STRUCTURE

The compensation of our executives, excluding Mr. Fleet, consists of:

     o    base salary,

     o    annual cash incentives, and

     o    stock options.

Effective October 29, 2002, the Company's board of directors appointed Mr. Fleet as interim president and chief executive officer. Mr. Fleet is a vice-president with Phoenix, an operationally focused turnaround management firm headquartered in Philadelphia, Pennsylvania. Mr. Fleet receives his compensation from Phoenix. Phoenix receives $35,000 per month, plus expenses, under an engagement letter between Phoenix and the Company, until such time as a permanent president and chief executive officer is selected. In addition, Phoenix shall be granted warrants to purchase up to 5,000 shares of the Company's Series C-1 Preferred Stock and 5,000 shares of the Company's Series C-2 Preferred Stock, all of which shall be granted by May 1, 2003.

Base Pay. Base pay is established initially on the basis of a combination of subjective factors, including experience and achievements of the individual and the level of responsibility assumed at USDATA. Salary increases are based on:

     o    level of achievement of financial and strategic objectives,

     o    levels of individual responsibility and performance, and

     o    general levels of inflation.

Annual Cash Incentives. Annual cash incentives are intended to create an incentive for executives who significantly contribute to and influence our strategic plans and are responsible for our performance. Our primary objectives are to:

     o    focus executives' attention on profitability and asset management,

     o    encourage teamwork, and

     o tie executives' pay to corporate performance goals consistent with long-term goals of our stockholders.


                                       18
(USDATA LOGO(R))

Incentives are awarded based on achievement of annual financial and strategic goals approved by the compensation committee at the beginning of the year, which goals may include target ranges of:

     o    pretax earnings,

     o    revenue growth,

     o    earnings per share,

     o    return on equity,

     o    cash management, or

     o some other objective measurement consistent with long-term goals of our stockholders.

The committee approves a target range for specific and/or strategic goals and a range of potential incentive amounts for each executive, stated as a percentage of base salary, and based upon the executive's ability to impact our performance. Incentives are awarded at year-end based on the level achievement of the goals compared to the target ranges established.

Based on this criteria, no executive was eligible for a cash incentive for 2002.

Stock Options. Stock options are intended to align the interests of executives and key employees with the long-term interests of our stockholders and other investors and to encourage executives and key employees to remain in our employ. Grants are not made in every year, but are awarded subjectively based on the following factors including:

     o    individual's level of responsibility,

     o    amount and term of options already held by the individual, and

     o individual's achievement of financial and strategic objectives, which may include in addition to the goals described above:

               -    developing strategic alliances,
               -    identifying and expanding markets,
               -    developing new products,
               -    expanding existing market share and penetration,
               -    expanding operating capabilities, and
               -    improving net operating margins and return on equity.

In 2002, the committee granted stock options to purchase 16,500 shares, 15,800 shares and 22,925 shares at $1.90 per share to Ms. Dooley, Ms. Blackstone and Mr. Davis, respectively. These options vest 25% per year beginning with the first anniversary date from the date of grant.

SUBMITTED BY THE COMPENSATION COMMITTEE OF USDATA CORPORATION

Yaron Eitan, Chairman
Winston J. Churchill


                                       19
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


================================================================================
                   EXECUTIVE COMPENSATION & OTHER ARRANGEMENTS
================================================================================

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                                                       COMPENSATION
                                                 ANNUAL COMPENSATION                      AWARDS
                                    ----------------------------------------------- --------------------
                                                                                        SECURITIES
                                                                    OTHER ANNUAL        UNDERLYING          ALL OTHER
   NAME AND PRINCIPAL                                              COMPENSATION      OPTIONS/SARS (#)      COMPENSATION
        POSITION           YEAR      SALARY ($)      BONUS ($)         ($)(1)               (2)              ($)(3)
-------------------------- -------- -------------- -------------- ----------------- -------------------- -----------------
James E. Fleet, Interim    2002          (4)            --               --                 --                  --
President and Chief                                     --               --                 --                  --
Executive Officer (4)                                   --               --                 --                  --
-------------------------- -------- -------------- -------------- ----------------- -------------------- -----------------
Jennifer P. Dooley         2002     $102,000            --               --                16,500        $     1,931
Vice-President and Chief   2001          (5)
Financial Officer          2000          (5)

-------------------------- -------- -------------- -------------- ----------------- -------------------- -----------------
Deborah K. Blackstone      2002     $102,000            --               --                15,800        $     1,493
Vice-President Operations  2001          (5)
                           2000          (5)

-------------------------- -------- -------------- -------------- ----------------- -------------------- -----------------
Timothy G. Davis,          2002     $134,000            --               --                22,925        $     2,103
Vice-President Marketing   2001     $137,000            --               --                 5,000        $     2,625
and Product Development    2000     $129,000            --               --                 --           $     2,625

NOTES TO ANNUAL COMPENSATION TABLE:

(1) For 2002, personal benefits did not exceed $50,000 or 10% of the total annual salary and bonus for any executive.

(2) Share amounts have been adjusted to reflect the one-for-five reverse stock split effective August 21, 2001.

(3) For 2002, all other compensation includes USDATA's contributions to the 401(k) Matched Savings Plan.

(4) Effective October 29, 2002, the Company's board of directors appointed Mr. Fleet as interim president and chief executive officer. Mr. Fleet is a vice-president with Phoenix, an operationally focused turnaround management firm headquartered in Philadelphia, Pennsylvania. Mr. Fleet receives his compensation from Phoenix. Phoenix receives $35,000 per month, plus expenses, under an engagement letter between Phoenix and the Company, until such time as a permanent president and chief executive officer is selected. In addition, Phoenix was granted warrants to purchase up to 5,000 shares of the Company's Series C-1 Preferred Stock and 5,000 shares of the Company's Series C-2 Preferred Stock, all of which shall be granted by May 1, 2003.

(5) Total annual salary and bonus for 2001 and 2000 did not equal or exceed $100,000.


                                       20
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


--------------------------------------------------------------------------------
                        OPTION GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------

Share and per share amounts have been adjusted to reflect the one-for-five reverse stock split effective August 21, 2001.

                                                                                   POTENTIAL REALIZABLE VALUE AT
                                                                                   ASSUMED ANNUAL RATES OF STOCK
                                                                                   PRICE APPRECIATION FOR OPTION
                                                 INDIVIDUAL GRANTS                                 TERM
-----------------------------------------------------------------------------------------------------------------
             NAME               NUMBER OF
                                SECURITIES      % OF TOTAL
                                UNDERLYING     OPTIONS/SARS      EXERCISE
                                 OPTIONS/       GRANTED TO        OR BASE
                                   SARS        EMPLOYEES IN        PRICE     EXPIRATION       5%            10%
                                GRANTED (#)     FISCAL YEAR       ($/SH)         DATE         ($)           ($)
 -----------------------------  -----------    ------------      --------    ----------     -------       -------
 James E. Fleet                     --              --              --            --           --           --

 Jennifer P. Dooley               16,500            9%             $1.90       3/4/2010     $14,968       $17,174

 Deborah K. Blackstone            15,800            8%             $1.90       3/4/2010     $14,333       $16,445

 Timothy G. Davis                 22,925           12%             $1.90       3/4/2010     $20,797       $23,861


--------------------------------------------------------------------------------
               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END STOCK OPTION VALUES
--------------------------------------------------------------------------------


                                                          NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                          OPTIONS/SARS                 IN-THE-MONEY OPTIONS/SARS
                            SHARES                        AT FISCAL YEAR-END (#)       AT FISCAL YEAR-END ($)(1)
                            ACQUIRED
                            ON             VALUE          EXERCISABLE
NAME                        EXERCISE (#)   REALIZED($)    UNEXERCISABLE                EXERCISABLE  UNEXERCISABLE
--------------------------- -------------  -----------    ------------------------     -----------  -------------
James E. Fleet                    --             --            --             --       $         0  $           0

Jennifer P. Dooley                --             --          6,125          13,375     $         0  $           0

Deborah K. Blackstone             --             --          5,150          12,850     $         0  $           0

Timothy G. Davis                  --             --         22,081          19,694     $         0  $           0

(1) Value is based on the difference between the option exercise price and the fair market value per share of our common stock. The fair market value of our common stock on December 31, 2002 was $0.74 per share.

EMPLOYMENT CONTRACTS; SEVERANCE AND CHANGE-IN-CONTROL ARRANGEMENTS

The Company has similar employment agreements with Ms. Dooley, Ms. Blackstone and Mr. Davis (collectively, the "Executives" and individually, an "Executive"), who are all "at will" employees. The employment agreements provide that if an Executive is terminated involuntarily for reasons other than cause, the Executives will be entitled to payment of their


                                       21
(USDATA LOGO(R))
salary and certain benefits for a period of six months. In addition, upon a change of control of the Company and certain conditions are met, each Executive is entitled to a one-time bonus.

On April 25, 2002 the Board, upon the recommendation by the Compensation Committee, approved a change of control distribution plan for our executive officers (the "Liquidation Plan"). The Compensation Committee recommended the approval of the Liquidation Plan in accordance with its general philosophy of aligning the interests of management with the long-term interests of all of our stockholders. The options currently held by management align their interests with those of the holders of common stock, and the Liquidation Plan aligns the interests of the executive team with the holders of our Preferred Stock.

The Liquidation Plan provides compensation to our executive officers based on the liquidation preference received by the stockholders of USDATA's Series B Preferred Stock upon a liquidation event of the Company. The holders of our Preferred Stock are entitled to a preferential distribution of up to approximately $56.2 million upon a liquidation event of the Company. Out of this liquidation preference, the holders of the Series B Preferred Stock are entitled to receive approximately $32.2 million, which equals $30.45 per share on a common stock equivalent basis. In connection therewith, the Liquidation Plan will allow the Executives (as a group) to also receive a preferential distribution, prior to any distribution to the holders of our common stock, of;
(a) 15% of the liquidation preference received by the holders of then outstanding shares of Series B Preferred Stock above $9.67 per share and below $19.35 per share on a common stock equivalent basis, and (b) 20% of the liquidation preference received by the holders of then outstanding shares of Series B Preferred Stock above $19.35 per share on a common stock equivalent basis.

    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS WITH MANAGEMENT AND OTHERS

On March 30, 2001, we received an equity contribution of $1.5 million from SCP through the issuance of 37,500 shares of Series C-1 Preferred Stock and a warrant to purchase up to 75,000 shares of Series C-2 Preferred Stock. In addition, SCP had committed to purchase an additional 37,500 shares of Series C-1 Preferred ("Option Stock") at the purchase price of $40 per share or $1.5 million. We could have exercised our right to sell these shares on or before the expiration of nine months after March 30, 2001, but not before May 30, 2001. In addition, we needed to be in compliance with specified monthly targets as defined in the Series C Preferred Stock Purchase Agreement.

On July 20, 2001, we exercised our right to sell 16,250 shares of the Option Stock to SCP. We received $635,596, net of transaction costs, in exchange for issuing these shares to SCP.

In March 2002, we entered into a First Amendment to the Series C Preferred Stock Purchase Agreement (the "Agreement"). The Agreement extended the Option Stock draw down period to December 31, 2002, deleted the specified monthly target provisions and provided for additional warrant coverage equal to 50% of the remaining Option Stock, or up to 10,625 shares. All other terms of the original Series C Preferred Stock Purchase Agreement were unchanged. The agreement was unanimously approved by the disinterested members of our board of directors on March 8, 2002.

On September 30, 2002, we exercised our right to sell the remaining 21,250 shares of Series C-1 Preferred and we received $809,867 in cash, net of transaction costs, in exchange for issuing these shares.

On October 1, 2002, SCP acquired Safeguard's interest in USDATA by entering into a Stock Purchase Agreement with Safeguard Delaware, Inc., Safeguard Scientifics (Delaware), Inc. and Safeguard 2000, pursuant to which SCP acquired for an aggregate purchase price of $300,000,


                                       22
(USDATA LOGO(R))

(1) 1,003,182 shares of USDATA common stock; (2) 50,000 shares of the USDATA Series A Preferred; (3) 132,500 shares of USDATA Series B Preferred; and (3) warrants to purchase 5,300,000 shares of eMake Series A-2 Preferred. Upon a sale, transfer or other disposition of such shares and warrants purchased by SCP, or any portion thereof, or sale of all or substantially all of the assets or stock of USDATA, on or before December 31, 2003, Safeguard shall receive an aggregate of 25% of the excess that SCP receives over the $300,000 in the same form and on the same terms and conditions, received by SCP in such transaction.

On January 14, 2003, USDATA and SCP entered into a Series C Preferred Stock Purchase Agreement, pursuant to which SCP acquired on January 15, 2003, for an aggregate purchase price of $1.5 million, (1) 37,500 shares of Series C-1 Preferred; (2) a warrant to purchase 18,750 shares of Series C-2 Preferred at an initial exercise price of $40.00 per shares, subject to adjustment upon the occurrence of certain events; and (3) 619,186 shares of USDATA common stock. We received $1,486,000 in cash, net of transaction costs.

The Series C Preferred Stock is convertible into our common stock at a conversion rate of 20 shares of common stock for each share of Series C Preferred Stock. Cumulative dividends are payable at $4.00 per share per annum in the form of additional shares of Series C Preferred. As an additional condition to the March 30, 2001 financing, SCP is restricted from exercising its right to exchange shares of Series A-1 and Series A-2 Preferred Stock of eMake that they may receive upon the exercise of warrants issued by eMake Corporation.

Pursuant to our certificate of incorporation, the holders of the Series C Preferred Stock are entitled to elect one director to our board of directors by the vote of a majority of the holders of the Series C Preferred. Currently, SCP holds all of the outstanding Series C Preferred Stock. As a result, at its discretion SCP may elect one additional director to our Board.

In addition, pursuant to the Second Amended and Restated Investors' Rights Agreement, as amended, SCP (as long as it owns at least 5% of our Common Stock on an as-converted basis) is entitled to propose one director for election to our Board. SCP has proposed that Winston J. Churchill be its director nominee, to stand for election as proposed.

                         INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP has been engaged by the Company to serve as our independent accountants since November 11, 1999. A representative of KPMG LLP is expected to be present at the annual meeting and will have an opportunity at the meeting to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

                                  ANNUAL REPORT


The Company's Annual Report for the year ended December 31, 2002, including financial statements and other information with respect to the Company, is enclosed with this proxy statement. Additional copies of the Annual Report may be obtained by writing to the Chief Financial Officer of the Company at 2435 North Central Expressway, Richardson, TX 75080-2759.

                                  OTHER MATTERS

Management is not aware of any other matters that may come before the Annual Meeting. However, if any further business should properly come before the Annual Meeting, the persons named in the enclosed proxy card will vote upon such business in accordance with their best judgment.


                                       23
(USDATA LOGO(R))

          STOCKHOLDERS PROPOSALS FOR THE COMPANY'S 2004 ANNUAL MEETING

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2004 Annual Meeting of Stockholders must be received by the Chief Financial Officer of the Company at the Company's offices located at 2435 North Central Expressway, Richardson, Texas 75080-2759, not later than January 23, 2004 in order to be included in the proxy statement and form of proxy relating to that meeting. However, if the date of the 2004 Annual Meeting is more than 30 days from the anniversary date of the Annual Meeting, in order to be included in the proxy statement and form of proxy relating to that meeting, a stockholder's notice must be received a reasonable time before the Company begins to print and mail the proxy materials for such Annual Meeting. In addition, such proposals must comply with the requirements of Rule 14a-8, as promulgated under Regulation 14A the Securities Exchange Act of 1934, as amended, and their inclusion in the proxy statement will be determined pursuant to Rule 14a-8.

It is important that your shares be represented at the Annual Meeting. Stockholders are urged to mark, date, execute and return promptly the accompanying proxy card in the enclosed envelope.

                              By Order of the Board of Directors,

                              James E. Fleet
April 30, 2003                Interim President and Chief Executive Officer


                                       24
(USDATA LOGO(R))

                                   APPENDIX A

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER




                                       25
(USDATA LOGO(R))

                                                                       Exhibit A


                               USDATA CORPORATION
                       AMENDED AND RESTATED CHARTER OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

GENERAL

         The role of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of USDATA Corporation (the "Corporation") is to assist the Board of Directors in fulfilling its oversight responsibilities by:

         o Serving as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         o Reviewing and appraising the audit efforts of the Corporation's independent accountants.

         o Providing an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

COMPOSITION

         The Committee shall consist of three or more directors as determined by the Board. Each member of the Committee shall be an independent director and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In determining whether any director is independent, the Board shall take into consideration the requirements of the principal exchange or system on which the Corporation's common stock is traded. Directors who are affiliates of the Company, or officers or employees of the Company or of its subsidiaries, will not be considered independent. Notwithstanding the above, one director who is not independent as defined, and is not a current employee or an immediate family member of such employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the corporation and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

         All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement, or become able to do so within a reasonable period of time after his or her appointment to the Committee, and at least one member of the Committee is to have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in that member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The members of the Committee are to be elected by the Board and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

MEETINGS

         The Committee shall hold regular meetings as may be necessary and special meetings as may be called by the Chair of the Committee. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         The Corporation's independent accountants are to be ultimately accountable to the Board and the Committee, and the Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Committee shall:

         Documents/Reports Review

         o Review and assess the adequacy of this Charter at least annually, and otherwise as conditions dictate.

         o Review the Corporation's annual financial statements and any reports or other financial information submitted to the Securities and Exchange Commission or the public, including any certification, report, opinion, or review rendered by the independent accountants.

         o Review with financial management and the independent accountants the Corporation's filings with the Securities and Exchange Commission on Form 10-Q prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

         Independent Accountants

         o Recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

         o On an annual basis, obtain from the independent accountants, and review and discuss with the independent accountants, a formal written statement delineating all relationships the independent accountants have with the Corporation, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants.

         o Recommend to the Board any appropriate action to oversee the independence of the independent accountants.

         o Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         o Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

         Financial Reporting Processes

         o In consultation with the independent accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

         o Consider the independent accountant's judgment about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         o Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

         o Establish regular and separate reporting to the Committee by each of management and the independent accountants regarding any significant judgment made in management's preparation of the financial statements and the view of each as to appropriateness of such judgment.

         o Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         o Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

         o Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

         Ethical and Legal Compliance


         o Establish, review and update periodically a Code of Conduct and ensure that management has established a system to enforce this Code.

         o Review with the Corporation's legal counsel any matter that could have a significant impact on the Corporation's financial statements.

         o Perform any other activities consistent with this Charter, the Corporation's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.



                                    Adopted by Resolution of the Board of
                                    Directors effective as of March 24, 2003.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

                                                                Please     [ ]
                                                                Mark Here
                                                                for Address
                                                                Change or
                                                                Comments
                                                                SEE REVERSE SIDE


                                                                                                               FOR  AGAINST ABSTAIN
1. ELECTION OF DIRECTORS                                      2. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE   [ ]    [ ]     [ ]
                              FOR all           WITHHOLD         OF INCORPORATION TO INCREASE THE TOTAL
                          nominees listed       AUTHORITY        NUMBER OF AUTHORIZED SHARES OF EACH OF THE
Nominees:                (except as marked   to vote for all     SERIES C-1 PREFERRED STOCK AND  SERIES C-2
                          to the contrary)   nominees listed     PREFERRED STOCK FROM 125,000 TO 225,000.
01 Winston J. Churchill         [ ]                [ ]
02 James W. Dixon
03 Yaron Eitan
04 James E. Fleet
05 Randy T. Illig

To withhold authority to vote for any individual nominee while voting for the remainder, strike a line through the nominee's name in the list.


                                                                        By checking the box to the right, I consent           [ ]
                                                                        to future delivery of annual reports,
                                                                        prospectus and other proxy statements,
                                                                        materials and shareholder communications
                                                                        electronically via the Internet at a webpage
                                                                        which will be disclosed to me. I understand
                                                                        the Company may no distribute that longer
                                                                        printed materials to me from any future
                                                                        shareholder meeting until such consent is
                                                                        revoked. I understand that I may revoke my
                                                                        consent at any time by contacting the
                                                                        Company's transfer agent, Mellon Investor
                                                                        Ridgefield Park, Services LLC, NJ and that
                                                                        costs normally electronic associated with
                                                                        delivery, such as usage and telephone
                                                                        charges as well as any costs I may incur in
                                                                        printing documents, will be my responsibility.


SIGNATURE                                         SIGNATURE                                                   DATE
         ----------------------------------------          -------------------------------------------------      ----------------
YOU MUST SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. IF SHARES ARE JOINTLY OWNED, YOU MUST INCLUDE YOUR FULL TITLE IF YOU
ARE SIGNING AS AN BOTH SIGN. ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, OR ON BEHALF OF A CORPORATION OR PARTNERSHIP.

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

      INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11 PM EASTERN TIME
                      THE DAY PRIOR TO ANNUAL MEETING DAY.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
    IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


              INTERNET                                    TELEPHONE                                 MAIL
     HTTP://WWW.EPROXY.COM/USDC                        1-800-435-6710
Use the Internet to vote your proxy.          Use any touch-tone telephone to                Mark, sign and date
Have your proxy card in hand when       OR    vote your proxy. Have your proxy                 your proxy card
you access the web site. You will be          card in hand when you call. You will                   and
prompted to enter your control                be prompted to enter your control                return it in the
number, located in the box below, to          number, located in the box below,              enclosed postage-paid
create and submit an electronic               and then follow the directions                       envelope.
ballot.                                       given.

               IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                  YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                                      PROXY

                               USDATA CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE SIGN AND DATE THIS PROXY, AND INDICATE HOW YOU WISH TO VOTE, ON THE BACK OF THIS CARD.

PLEASE RETURN THIS CARD PROMPTLY IN THE ENCLOSED ENVELOPE. YOUR VOTE IS
IMPORTANT.

When you sign and return this proxy card, you

o appoint James E. Fleet (or any substitutes he may appoint), as proxies to vote your shares, as you have instructed, at the annual meeting on May 22, 2003, and at any adjournments of that meeting,

o authorize the proxies to vote, in their discretion, upon any other business properly presented at the meeting, and

o revoke any previous proxies you may have signed.

IF YOU DO NOT INDICATE HOW YOU WISH TO VOTE, THE PROXIES WILL VOTE FOR ALL NOMINEES TO THE BOARD OF DIRECTORS, FOR THE ADOPTION OF THE PROPOSAL AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AND AS THEY MAY DETERMINE, IN THEIR DISCRETION, WITH REGARD TO ANY OTHER MATTER PROPERLY PRESENTED AT THE MEETING.

--------------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o


           YOU CAN NOW ACCESS YOUR USDATA CORPORATION ACCOUNT ONLINE.

Access your USDATA CORPORATION shareholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, agent for USDATA CORPORATION, now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number
(PIN), you are ready to log in and access your account to:

        o View account status             o View payment history for dividends
        o View certificate history        o Make address changes
        o View book-entry information     o Obtain a duplicate 1099 tax form
                                          o Establish/change your PIN

              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM
                AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.

STEP 1: FIRST TIME USERS - ESTABLISH A PIN            STEP 2: LOG IN FOR ACCOUNT ACCESS       STEP 3: ACCOUNT STATUS SCREEN
You must first establish a Personal Identification    You are now ready to log in. To access  You are now ready to access your
Number (PIN) online by following the directions       your account please enter your:         account information. Click on the
provided in the upper right portion of the web                                                appropriate button to view or initiate
screen as follows. You will also need your Social     o SSN or Investor ID                    transactions.
Security Number (SSN) or Investor ID available to
establish a PIN.                                      o PIN
                                                                                              o Certificate History
THE CONFIDENTIALITY OF YOUR PERSONAL INFORMATION IS   o Then click on the SUBMIT button
PROTECTED USING SECURE SOCKET LAYER (SSL)                                                     o Book-Entry Information
TECHNOLOGY.                                           If you have more than one account,
                                                      you will now be asked to select the     o Issue Certificate
o SSN or Investor ID                                  appropriate account.
                                                                                              o Payment History
o PIN
                                                                                              o Address Change
o Then click on the ESTABLISH PIN button
                                                                                              o Duplicate 1099

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

              FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                       9AM-7PM MONDAY-FRIDAY EASTERN TIME